UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 14, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001734103

Benchmark 2018-B3 Commercial Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

German American Capital Corporation

(Central Index Key Number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-17 (Commission File Number of the issuing entity)	82-5155939 82-5171433 82-7066608 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

The 90 Hudson Mortgage Loan, an asset of Benchmark 2018-B3 Commercial Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of January 1, 2018 (the “Benchmark 2018-B1 PSA”), by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, which governs the issuance of the Benchmark 2018-B1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B1. The Benchmark 2018-B1 PSA was filed as Exhibit 4.6 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 10, 2018, under Commission File No. 333-207132-17.

Effective as of July 14, 2021, Midland Loan Services, a Division of PNC Bank, National Association has been removed as special servicer under the Benchmark 2018-B1 PSA, and LNR Partners, LLC has been appointed to act as successor special servicer under the Benchmark 2018-B1 PSA. A copy of the related acknowledgement and acceptance of special servicer dated July 14, 2021 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement dated as of April 1, 2018 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 10, 2018, under Commission File No. 333-207132-17.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer dated July 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: July 14, 2021

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